Risks arising from financial instruments and risk management	12 Months Ended
Dec. 31, 2021
Risks arising from financial instruments and risk management
Risks arising from financial instruments and risk management

15.   Risks arising from financial instruments and risk management

The Company’s activities expose it to a variety of financial risks: market risk (including foreign exchange and interest rate risks), credit risk and liquidity risk. Risk management is the responsibility of the Company, which identifies, evaluates and, where appropriate, mitigates financial risks.

(a)Market risk

Foreign exchange risk: is the risk that the fair value of future cash flows for financial instruments will fluctuate because of changes in foreign exchange rates. The Company has not entered into any foreign exchange hedging contracts. The Company is exposed to currency risk from the British Pound (“GBP”), Lesotho Loti (“LSL”) and Canadian dollar (“CAD”) through the following foreign currency denominated financial assets and liabilities:

As at December 31 (expressed in GBP)	2021	2020
Financial assets
Cash	£2,577,674		£—
Trade and other receivables	30,983		344
	£2,608,657		£—
Financial liabilities
Trade and other payables	£239,763	£
	£239,763	£

As at December 31 (expressed in CAD)	2021	2020
Financial assets
Trade and other receivables	$255,880	$—
	$255,880	$—

Financial liabilities
Trade and other payables	$234,711	$—
	$234,711	$—

As at December 31 (expressed in LSL)	2021		2020
Financial assets
Cash	L	321,646	L	—
Trade and other receivables
	L	323,667	L	—

Financial liabilities
Lease liabilities	L	38,965,352	L	—
Loans and borrowings		7,846,551		—
	L	46,811,903	L	—

Based on the above net exposures as at December 31, 2021, assuming that all other variables remain constant, a 5% appreciation or deterioration of the USD against the GBP would result in a corresponding increase or decrease, respectively on the Company’s net income of approximately $161,000 (2020 – nil), CAD - $3,000 (2020 – nil) and LSL - $143,000 (2020 – $156,000).

(b) Credit risk

Credit risk is the risk of financial loss to the Company if a partner or counterparty to a financial instrument fails to meet its contractual obligation and arises principally from the Company’s cash and accounts receivable. The carrying amounts of the financial assets represents the maximum credit exposure. The Company limits its exposure to credit risk on cash by placing these financial instruments with high-credit quality financial institutions.

At December 31, 2021 the Company was subject to a concentration of credit risk related to its accounts receivable as 94% of the balance of amounts owing is from one customer. As at December 31, 2021, none of the outstanding accounts receivable were outside of the normal payment terms and the Company did not record any bad debt expenses during the years ended December 31, 2021, December 31, 2020 and December 31, 2019. As at December 31, 2021 and 2020, the expected credit lifetime credit losses for accounts receivable aged as current were nominal amounts. The Company considers a financial asset in default when internal or external information indicates that the Company is unlikely to receive the outstanding contractual amounts in full. A financial asset is written off when there is no reasonable expectation of recovering the contractual cash flows.

(c) Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they come due. The Company manages its liquidity risk by continuously monitoring forecasted and actual cash flows, as well as anticipated investing and financing activities and to ensure that it will have sufficient liquidity to meet its liabilities and commitments when due and to fund future operations. The Company’s trade and other payables are due within the current operating period.